FOR IMMEDIATE RELEASE

CONTACTS:
Investors — Scott Pond (801) 345-2657, spond@nuskin.com
 Media — Kara Schneck (801) 345-2116, kschneck@nuskin.com

NU SKIN ENTERPRISES ANNOUNCES STRATEGIC INVESTMENT

PROVO, Utah — June 15, 2016 — Nu Skin Enterprises, Inc. (NYSE: NUS) today announced it has entered into an agreement for a $210 million strategic investment from Ping An ZQ China Growth Opportunity Limited. The firm consists of a consortium of experienced Chinese investors led by Ping An of China Securities (Hong Kong) Company Ltd. and a group of additional investors affiliated with ZQ Capital Limited.

"We are honored to have the support of Ping An and ZQ Capital as we look to accelerate our growth and development in China," said Truman Hunt, chief executive officer. "Ping An and ZQ Capital bring significant local market knowledge and valuable expertise that we believe will positively impact our long-term growth opportunities in this important region."

Ping An of China Securities (Hong Kong) Company Ltd. Chairman Le Lin said, "We are excited to become a strategic investor of Nu Skin and believe in the company's global business opportunity and specific growth potential in the Chinese market. Our relationship brings together our collective strengths that we believe will generate positive long-term results."

ZQ Capital Founding Partner Simon Shen noted, "This investment represents a meaningful step in our firm's continued commitment to the consumer story in China. We firmly believe that our resources and knowledge in China can add to Nu Skin's existing franchise and look forward to working together with the company to unlock additional shareholder value."

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Nu Skin Enterprises, Inc.
June 15, 2016

Nu Skin Chief Financial Officer Ritch Wood said, "We expect this investment will be accretive for Nu Skin shareholders. We plan to use the proceeds for repurchasing common stock throughout the remainder of the year and investing in our China operations.

"Over the next two days we will be hosting approximately 20,000 sales leaders and customers from throughout the Greater China region at our convention in Hong Kong. In conjunction with this event, last week we completed a very successful introduction of ageLOC Me, an innovative customized skin care system, selling out of a limited supply in China. Based in part on this success, we currently anticipate delivering second-quarter revenue at the high end of, or slightly above, our previous guidance of $560 to $580 million," concluded Wood.

Under the terms of the investment, Ping An ZQ China Growth Limited is purchasing $210 million in aggregate principal amount of 4.75 percent, four-year convertible senior notes with an initial conversion price of $46.50 per share. The convertible notes will be general unsecured obligations of Nu Skin. Nu Skin expects to complete the sale of the notes within five business days, subject to customary closing conditions. Additional information relating to these securities can be found in a current report on Form 8-K that will be filed with the U.S. Securities and Exchange Commission.

Simpson Thacher & Bartlett LLP is acting as Nu Skin's legal counsel. Paul Hastings LLP is acting as legal counsel to Ping An ZQ China Growth Opportunity Limited and MagStone Law LLP is acting as legal counsel to ZQ Capital.

About Ping An of China Securities Hong Kong
Ping An of China Securities Hong Kong is owned by Ping An Insurance (Group) Company of China, one of China's largest and leading integrated financial services groups with more than US$700 billion in total assets and over 200 million customers. With its extensive resources and wide operations throughout China, the group offers a full range of financial products and services, including insurance, banking and investment.

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Nu Skin Enterprises, Inc.
June 15, 2016

About ZQ Capital Limited
ZQ Capital is an investment and advisory company with extensive relationships and local knowledge of China. ZQ Capital specializes in identifying, investing in, and working together with global companies to realize their growth potential in the Chinese market.

About Nu Skin Enterprises, Inc.
Founded more than 30 years ago, Nu Skin Enterprises, Inc. develops and distributes innovative consumer products, offering a comprehensive line of premium-quality beauty and wellness solutions in more than 50 markets worldwide. The company builds upon its scientific expertise in both skin care and nutrition to continually develop innovative product brands that include the Nu Skin® personal care brand, the Pharmanex® nutrition brand, and most recently, the ageLOC® anti-aging brand. Since its introduction in 2008, the ageLOC brand has generated more than $5 billion in sales, and built a loyal following for such products as the ageLOC Youth nutritional supplement, the ageLOC Me® customized skin care system, as well as the ageLOC TR90® weight management and body shaping system. Nu Skin sells its products through a global network of sales leaders. As a long-standing member of direct selling associations globally, Nu Skin is committed to the industry's consumer guidelines that protect and support those who sell and purchase its products through the direct selling channel. Nu Skin is also traded on the New York Stock Exchange under the symbol "NUS." More information is available at nuskin.com.
Please Note: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that represent the company's current expectations and beliefs. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws and include, but are not limited to, the investment by Ping An ZQ China Growth Opportunity Limited; the anticipated timing for the closing of this investment;  statements regarding the company's opportunities, growth and performance in China; statements of expectations regarding the strategic investment, including its benefits and its impact on shareholder value; statements regarding the company's anticipated use of proceeds and the timing of such use; statements of expectations regarding the company's sales force, customers and new product introductions; and projections regarding revenue.  In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "project," "anticipate," "estimate," "intend," "plan," "targets," "likely," "will," "would," "could," "may," "might," the negative of these words and other similar words.

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Nu Skin Enterprises, Inc.
June 15, 2016

The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to, the following:
·	any failure to meet the closing conditions or for the parties to consummate the investment;
·	any failure by the company to repurchase its common stock in the time frame or on the terms currently anticipated;
·	any failure of current or planned initiatives or products to generate interest among our sales force and customers and generate sponsoring and selling activities on a sustained basis;
·	risk of foreign currency fluctuations and the currency translation impact on the company's business associated with these fluctuations;
·
risk that direct selling laws and regulations in any of our markets, including the United States and China, may be modified, interpreted or enforced in a manner that results in negative changes to our business model or negatively impacts our revenue, sales force or business, including through the interruption of sales activities, loss of licenses, imposition of fines, or any other adverse actions or events;

·
risks related to accurately predicting, delivering or maintaining sufficient quantities of products to support our planned initiatives or launch strategies, and increased risk of inventory write-offs if we over-forecast demand for a product or change our planned initiatives or launch strategies;

·
regulatory risks associated with the company's products, which could require the company to modify its claims or inhibit the company's ability to import or continue selling a product in a market if it is determined to be a medical device or if it is unable to register the product in a timely manner under applicable regulatory requirements;

·	adverse publicity related to the company's business, products, industry or any legal actions or complaints by the company's sales force or others;
·	risk that litigation, investigations or other legal matters could result in settlements, assessments or damages that significantly affect financial results;
·	unpredictable economic conditions and events globally;
·
any prospective or retrospective increases in duties on the company's products imported into the company's markets outside of the United States and any adverse results of tax audits or unfavorable changes to tax laws in the company's various markets; and

·	continued competitive pressures in the company's markets.

The company's financial performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the company with the Securities and Exchange Commission. The forward-looking statements set forth the company's beliefs as of the date that such information was first provided, and the company assumes no duty to update the forward-looking statements contained in this release to reflect any change except as required by law.
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